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                                                                    EXHIBIT 23.2
                              ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

San Francisco, California
November 3, 1998